QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

AMERICAN RESTAURANT GROUP, INC.

Certification Furnished Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

        Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.
Ralph S. Roberts is the Chief Executive Officer of American Restaurant Group, Inc. (the "Company").

2.
William G. Taves is the Chief Financial Officer of the Company.

3.
Each of the undersigned hereby certifies, to the best of his knowledge, that:

(a)
The Company's Form 10-K accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(b)
The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        The foregoing certifications are subject to the limitations and qualifications set forth in the accompanying Annual Report on Form 10-K.

Date: March 29, 2004
/s/ RALPH S. ROBERTS Ralph S. Roberts Chief Executive Officer
/s/ WILLIAM G. TAVES William G. Taves Chief Financial Officer

QuickLinks

  Exhibit 32.1
  Certification Furnished Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)